UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2007

The Immune Response Corporation

(Exact name of registrant as specified in its charter)

000-18006

(Commission File Number)

Delaware	33-0255679
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5931 Darwin Court, Carlsbad, California 92008

(Address of principal executive offices, with zip code)

(760) 431-7080

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

We have extended the expiration date of the 6,000,000 second tranche warrants issued in connection with our 2006 Private Placement Offering to March 30, 2007. (Before our December 2006 1-for-100 reverse stock split, these warrants had been exercisable for 600,000,000 shares of common stock.) The second tranche warrants previously were set to expire March 1, 2007. If fully exercised, the second tranche warrants, which first became exercisable on October 16, 2006, could provide us with additional gross proceeds of $12,000,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Immune Response Corporation

February 28, 2007	By:	/s/ Michael K. Green
	Name:	Michael K. Green
	Title:	Chief Operating Officer and Chief Financial Officer